UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 6, 2008

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NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 6, 2008, the Compensation & Management Development Committee of the Board of Directors of Newfield Exploration Company (“Newfield”) amended and restated the Newfield Exploration Company Deferred Compensation Plan (the “Plan”) to allow participants to select Newfield’s common stock as one of the hypothetical investment options under the Plan.  A copy of the Plan is filed herewith as Exhibit 10.17.1 and is incorporated herein by reference.

On November 7, 2008, Newfield’s Board of Directors approved the amendment and restatement of the Change of Control Severance Agreements between Newfield and Messrs. George T. Dunn and Gary D. Packer to conform the terms of their agreements to those of Newfield’s other senior executive officers. A copy of the form of their Third Amended and Restated Change of Control Severance Agreement is filed herewith as Exhibit 10.19.6 and is incorporated herein by reference.

Item 8.01  Other Events

On November 7, 2008, Newfield’s Board of Directors amended and restated Newfield’s Corporate Code of Business Conduct and Ethics (including the addenda attached thereto, the “Corporate Code”).  The primary purpose was to update Newfield’s Insider Trading Policy to modify the trading preclearance procedures applicable to non-officer employees and to add an explicit prohibition on officers and directors holding Newfield securities in margin accounts or pledging them as collateral.  As of the date of the amendment and restatement, none of Newfield’s officers or directors held Newfield stock in a margin account or had pledged it as collateral.   In addition, the Corporate Code was amended and restated to further describe existing obligations under the Corporate Code and improve the overall clarity of the Corporate Code.  Newfield’s Corporate Code is available on Newfield’s website at www.newfield.com.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

	10.17.1	Newfield Exploration Company Deferred Compensation Plan, amended and restated as of November 6, 2008
	10.19.6	Form of Third Amended and Restated Change of Control Severance Agreement between Newfield and each of
George T. Dunn and Gary D. Packer dated effective as of November 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: November 10, 2008	By:	/s/ Brian L. Rickmers
Brian L. Rickmers
Controller

Exhibit Index

Exhibit No.	Description
10.17.1	Newfield Exploration Company Deferred Compensation Plan, amended and restated as of November 6, 2008
10.19.6	Form of Third Amended and Restated Change of Control Severance Agreement between Newfield and each of
George T. Dunn and Gary D. Packer dated effective as of November 7, 2008